UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2020

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045
(Commission File Number)

One Federal Street, Boston, Massachusetts
(Address of Principal Executive Offices)

23-2588479
(IRS Employer Identification No.)

2110
(Zip Code)
(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $.01 par value per share	IRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Iron Mountain Incorporated, or the Company, held on May 13, 2020, or the Annual Meeting, the Company’s stockholders elected thirteen directors, each for a one-year term of office to serve until the Company’s 2021 Annual Meeting of Stockholders, or until their successors are elected and qualified. The nominated directors received the following votes:

Name	For	Against	Abstain	Broker Non-Vote
Jennifer Allerton	197,782,582	1,177,917	6,050,586	54,867,159
Pamela M. Arway	203,292,633	1,251,746	466,706	54,867,159
Clarke H. Bailey	184,536,546	19,980,554	493,985	54,867,159
Kent P. Dauten	200,669,272	3,842,799	499,014	54,867,159
Paul F. Deninger	203,359,109	1,152,054	499,922	54,867,159
Monte Ford	197,968,183	952,011	6,090,891	54,867,159
Per-Kristian Halvorsen	203,459,547	1,049,310	502,228	54,867,159
Robin L. Matlock	198,259,374	654,240	6,097,471	54,867,159
William L. Meaney	203,746,637	774,220	490,039	54,867,159
Wendy J. Murdock	203,571,752	968,896	470,437	54,867,159
Walter C. Rakowich	203,100,601	1,383,422	527,062	54,867,159
Doyle R. Simons	198,190,615	714,874	6,105,596	54,867,159
Alfred J. Verrecchia	203,339,493	1,166,522	505,070	54,867,159

At the Annual Meeting, the Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
197,422,472	6,582,300	1,006,313	54,867,159

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. This proposal received the following votes:

For	Against	Abstain
255,864,539	3,255,480	758,225

The results reported above are final voting results.

Item 8.01.    Other Events.

Committee Appointments

On May 13, 2020, upon recommendation from the Company’s Nominating and Governance Committee, or the Nominating and Governance Committee, the Board of Directors approved the appointment of the following members of the Company’s Audit, Compensation and Nominating and Governance Committees, effective May 13, 2020:

Audit Committee
Walter Rakowich, Chair
Jennifer Allerton
Clarke H. Bailey
Kent P. Dauten Wendy J. Murdock

Compensation Committee
Pamela M. Arway, Chair
Paul F. Deninger Monte Ford
Per-Kristian Halvorsen Robin L. Matlock
Doyle R. Simons
Nominating and Governance Committee
Alfred J. Verrecchia, Chair
Pamela M. Arway
Clarke H. Bailey
Kent P. Dauten
Walter C. Rakowich

The Company also has a Finance Committee and a Risk and Safety Committee, neither of which is required by the rules of the New York Stock Exchange. On May 13, 2020, the Board of Directors, upon recommendation from the Nominating and Governance Committee, approved the appointment of the following members to these committees, effective May 13, 2020:

Finance Committee
Kent P. Dauten, Chair
Paul F. Deninger Wendy J. Murdock Walter C. Rakowich Doyle R. Simons

Risk and Safety Committee
Clarke H. Bailey, Chair
Jennifer Allerton Monte Ford
Per-Kristian Halvorsen Robin L. Matlock

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Barry Hytinen
Name:	Barry Hytinen
Title:	Executive Vice President and Chief Financial Officer

Date: May 18, 2020